July 1, 1998

                          Delaware Cash Reserve

                           B Class and C Class

             Supplement to the Prospectus dated May 29, 1998


The following replaces the section of the Prospectus entitled Statements and Confirmation under The Delaware Difference:

Statements and Confirmations
     You will receive quarterly statements of your account summarizing all transactions during the period. A confirmation statement will be sent following all transactions other than those involving a reinvestment of dividends and those involving payroll deferrals into SIMPLE IRA accounts. You should examine statements and confirmations immediately and promptly report any discrepancy by calling the Shareholder Service Center.